Neuberger Berman Equity Funds® (“Equity Funds”)
Neuberger Berman Focus Fund
Supplement to the Summary Prospectuses and Prospectuses, each dated December 13, 2019, as amended and supplemented

Effective immediately, the following changes apply to the Summary Prospectuses and Prospectuses for Neuberger Berman Focus Fund:

(1)	The section titled “Principal Investment Strategies” is hereby deleted in its entirety and replaced with the following:

To pursue its goal, the Fund invests in a concentrated portfolio, consisting mainly of common stocks of companies of any size that are selected using a fundamental, research driven approach.

Under normal market conditions, the Fund typically holds a limited number of stocks of U.S. and non-U.S. companies, including emerging markets. Because of this, the Fund may at times be substantially over- and under-weighted in certain economic sectors.

The Portfolio Managers, with the assistance of Neuberger Berman research analysts, look for what they believe to be undervalued companies. Factors in identifying these firms may include depressed valuations, a history of above-average returns, an established market niche, and a belief that the company has sound future business prospects. This approach is designed to let the Fund benefit from potential increases in stock prices, while endeavoring to limit the risks typically associated with investing in a smaller number of stocks.

The Fund will invest in stocks of domestic and foreign companies, including companies in emerging market countries.

The Fund may invest in restricted securities, including private placements, which are securities that are subject to legal restrictions on their sale and may not be sold to the public unless registered under the applicable securities law or pursuant to an applicable exemption.

The Fund may also use options, including, but not limited to, buying and selling (writing) put and call options on individual stocks, to attempt to enhance returns. The Fund will only sell (write) call options on individual stocks if it simultaneously holds an equivalent position in the stock underlying the option (“covered call option”).

The Portfolio Managers systematically and explicitly include material Environmental, Social and Governance (ESG) risks and opportunities in investment analysis and investment decisions for all securities.

The Portfolio Managers follow a disciplined selling strategy and may sell a stock when it reaches a target valuation, if a company’s business fails to perform as expected, or when other opportunities appear more attractive.

(2)	The second paragraph in the “Principal Investment Risk” section is hereby deleted and replaced with the following:

The actual risk exposure taken by the Fund in its investment program will vary over time, depending on various factors including the Portfolio Managers’ evaluation of issuer, political, regulatory, market, or economic developments. There can be no guarantee that the Portfolio Managers will be successful in their attempts to manage the risk exposure of the Fund or will appropriately evaluate or weigh the multiple factors involved in investment decisions, including issuer, market and/or instrument-specific analysis, valuation and environmental, social and governance factors.

(3)	The following is added to the “Principal Investment Risk” section:

Currency Risk. To the extent that the Fund is exposed directly or indirectly to foreign currencies, including through its investments, or invests in securities or other instruments denominated in or indexed to foreign currencies, changes in currency exchange rates could adversely impact investment gains or add to investment losses. Currency exchange rates may fluctuate significantly over short periods of time and can be affected unpredictably by intervention, or failure to intervene, by U.S. or foreign governments or central banks or by currency controls or political developments in the U.S. or abroad.

(4)	“Foreign Risk” in the “Principal Investment Risk” section is hereby deleted and replaced with the following:

Foreign and Emerging Market Risk. Foreign securities involve risks in addition to those associated with comparable U.S. securities. Additional risks include exposure to less developed or less efficient trading markets; social, political, diplomatic, or economic instability; trade barriers and other protectionist trade policies (including those of the U.S.); significant government involvement in an economy and/or market structure; fluctuations in foreign currencies or currency redenomination; potential for default on sovereign debt; nationalization or expropriation of assets; settlement, custodial or other operational risks; higher transaction costs; confiscatory withholding or other taxes; and less stringent auditing, corporate disclosure, governance, and legal standards. As a result, foreign securities may fluctuate more widely in price, and may also be less liquid, than comparable U.S. securities. Regardless of where a company is organized or its stock is traded, its performance may be affected significantly by events in regions from which it derives its profits or in which it conducts significant operations.  To the extent a foreign security is denominated in U.S. dollars, there is also the risk that a foreign government will not let U.S. dollar-denominated assets leave the country.

Investing in emerging market countries involves risks in addition to and greater than those generally associated with investing in more developed foreign countries. The governments of emerging market countries may be more unstable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, intervene in the financial markets, and/or impose burdensome taxes that could adversely affect security prices. In addition, the economies of emerging market countries may be dependent on relatively few industries that are more susceptible to local and global changes. Emerging market countries may also have less developed legal and accounting systems. Securities markets in emerging market countries are also relatively small and have substantially lower trading volumes. Securities of issuers in emerging market countries may be more volatile and less liquid than securities of issuers in foreign countries with more developed economies or markets and the situation may require that the Fund fair value its holdings in those countries.

Securities of issuers traded on foreign exchanges may be suspended, either by the issuers themselves, by an exchange, or by governmental authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging or less-developed market countries than in countries with more developed markets. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to market events. Suspensions may last for significant periods of time, during which trading in the securities and in instruments that reference the securities, such as derivative instruments, may be halted. In the event that the Fund holds material positions in such suspended securities or instruments, the Fund’s ability to liquidate its positions or provide liquidity to investors may be compromised and the Fund could incur significant losses.

From time to time, based on market or economic conditions, the Fund may invest a significant portion of its assets in one country or geographic region. If the Fund does so, there is a greater risk that economic, political, regulatory, diplomatic, social and environmental conditions in that particular country or geographic region may have a significant impact on the Fund’s performance and that the Fund’s performance will be more volatile than the performance of more geographically diversified funds.

(5) The Board of Trustees of the Equity Funds (the “Board”) recently approved a change in the benchmark from the S& P 500 Index to the MSCI ACWI Index. To reflect the change in the Fund’s benchmark, the bar chart and table of average annual total percentage returns appearing in the section of the Summary Prospectuses and Prospectuses titled “Performance” for the Fund are hereby deleted in their entirety and replaced with the following:

Class A, Class C, and Institutional Class

YEAR-BY-YEAR % RETURNS AS OF 12/31 EACH YEAR

Best quarter: Q1 '19, 13.41%
Worst quarter: Q3 '11, -17.29%

AVERAGE ANNUAL TOTAL % RETURNS AS OF 12/31/19

Focus Fund	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	28.58	8.58	11.50
Institutional Class Return After Taxes on Distributions	24.90	6.21	9.54
Institutional Class Return After Taxes on Distributions and Sale of Fund Shares	19.30	6.27	9.06
Class A Return Before Taxes	20.80	6.92	10.46
Class C Return Before Taxes	26.23	7.40	10.34
MSCI All Country World Index (Net)* (reflects reinvested dividends net of withholding taxes, but reflects no deduction for fees, expenses or taxes)	26.60	8.41	8.79
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	31.49	11.70	13.56

After-tax returns are shown for Institutional Class shares only and after-tax returns for other classes may vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of Fund shares.

*
On April 15, 2020, the Fund changed its principal investment strategy. Effective that date it began comparing its performance to the MSCI All Country World Index (Net) rather than the S&P 500® Index to correspond with the Fund’s revised principal investment strategy.

Advisor/Trust Class

YEAR-BY-YEAR % RETURNS AS OF 12/31 EACH YEAR

Best quarter: Q1 '19, 13.28%
Worst quarter: Q3 '11, -17.36%

AVERAGE ANNUAL TOTAL % RETURNS AS OF 12/31/19

Focus Fund	1 Year	5 Years	10 Years
Trust Class Return Before Taxes	28.10	8.20	11.10
Trust Class Return After Taxes on Distributions	24.61	5.14	8.51
Trust Class Return After Taxes on Distributions and Sale of Fund Shares	18.94	5.30	8.01
Advisor Class Return Before Taxes	27.89	8.03	10.92
MSCI All Country World Index (Net)* (reflects reinvested dividends net of withholding taxes, but reflects no deduction for fees, expenses or taxes)	26.60	8.41	8.79
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	31.49	11.70	13.56

After-tax returns are shown for Trust Class shares only and after-tax returns for other classes may vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of Fund shares.

*
On April 15, 2020, the Fund changed its principal investment strategy. Effective that date it began comparing its performance to the MSCI All Country World Index (Net) rather than the S&P 500® Index to correspond with the Fund’s revised principal investment strategy.

Investor Class

YEAR-BY-YEAR % RETURNS AS OF 12/31 EACH YEAR

Best quarter: Q1 '19, 13.37%
Worst quarter: Q3 '11, -17.36%

AVERAGE ANNUAL TOTAL % RETURNS AS OF 12/31/19

Focus Fund	1 Year	5 Years	10 Years
Return Before Taxes	28.37	8.40	11.31
Return After Taxes on Distributions	24.77	6.08	9.40
Return After Taxes on Distributions and Sale of Fund Shares	19.14	6.14	8.91
MSCI All Country World Index (Net)* (reflects reinvested dividends net of withholding taxes, but reflects no deduction for fees, expenses or taxes)	26.60	8.41	8.79
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	31.49	11.70	13.56

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of Fund shares.

*
On April 15, 2020, the Fund changed its principal investment strategy. Effective that date it began comparing its performance to the MSCI All Country World Index (Net) rather than the S&P 500® Index to correspond with the Fund’s revised principal investment strategy.

The date of this supplement is April 15, 2020.

Please retain this supplement for future reference.

Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, NY 10104
Shareholder Services
800.877.9700
Institutional Services
800.366.6264
www.nb.com